UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2019

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Spectrum Center Drive, 21st Floor Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SHO	New York Stock Exchange
Series E Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 2.02.Results of Operations and Financial Condition.

On November 4, 2019, Sunstone Hotel Investors, Inc. (the “Company”) issued a press release regarding its financial results for the third quarter ended September 30, 2019. The press release referred to supplemental financial information that is available on the Company’s website, free of charge, at www.sunstonehotels.com. A copy of the press release and the supplemental financial information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2019, the Compensation Committee of the Board of Directors (the “Board”) of Sunstone Hotel Investors, Inc. (“Sunstone”) approved entering into amended and restated employment agreements (the “Amended Agreements”) with each of its current named executive officers: John Arabia, President and Chief Executive Officer, Bryan Giglia, Executive Vice President – Chief Financial Officer, Marc Hoffman, Executive Vice President – Chief Operating Officer, Robert Springer, Executive Vice President – Chief Investment Officer and David Klein, Executive Vice President – General Counsel (collectively, the “Executives”), pursuant to which each of the Executives will continue to be employed by the Company in their respective current positions. The Amended Agreements will supersede and replace the Executives’ prior employment agreements (the “Original Agreements”).

The terms and conditions of the Amended Agreements will remain the same as those in the Original Agreements, except the Amended Agreements remove the “single trigger” accelerated vesting provision that applied to the Executives’ equity awards under the Original Agreements and replaces it with “double trigger” accelerated vesting of the Executives’ equity awards upon a qualifying termination of employment on or within 12 months following a change in control (as defined in the Amended Agreements) of Sunstone.

In addition, on November 1, 2019, the Board adopted an amended and restated 2004 Long-Term Incentive Plan (the “Amended Plan”). The Amended Plan removes the “single trigger” accelerated vesting provision with respect to awards granted under the Amended Plan after November 1, 2019.  Instead, under the Amended Plan, in the event of a change in control (as defined in the Amended Plan), to the extent that a surviving entity declines to continue, convert, assume or replace outstanding awards granted after November 1, 2019, then all such awards will become fully vested and exercisable in connection with the transaction.

Item 9.01.Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Third Amended and Restated Employment Agreement, effective November 1, 2019.
10.2	2004 Long-Term Incentive Plan of Sunstone Hotel Investors, Inc., as amended and restated effective November 1, 2019.
99.1	Press Release, dated November 4, 2019.
99.2	Supplemental Financial Information for the third quarter ended September 30, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: November 4, 2019	By:	/s/ Bryan A. Giglia
Bryan A. Giglia (Principal Financial Officer and Duly Authorized Officer)